COMMITMENTS, CONTINGENCIES AND CREDIT RISK	12 Months Ended
Dec. 31, 2013
COMMITMENTS, CONTINGENCIES AND CREDIT RISK
COMMITMENTS, CONTINGENCIES AND CREDIT RISK

NOTE 15 - COMMITMENTS, CONTINGENCIES AND CREDIT RISK

The Company and the Bank could be a party to legal actions which are in the normal course of business activities.  In the opinion of management, the ultimate resolution of these matters is not expected to have a material effect on the financial position or the results of operations of the Company.

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financial needs of its customers.  These financial instruments include commitments to extend credit and standby letters of credit.  These instruments involve, to varying degrees, elements of credit and interest rate risk in addition to the amounts recognized in the consolidated balance sheets.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual notional amount of those instruments.  The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

A summary of the notional or contractual amounts of financial instruments, primarily variable rate, with offbalance-sheet risk follows:

				Range of Rates
	Variable Rate	Fixed Rate	Total	on Fixed Rate
	Commitments	Commitments	Commitments	Commitments
	2013
Commitments to extend credit	$14,758,140	$55,460,066	$70,218,206	1.85% - 18.00%
Standby letters of credit	2,228,498	27,000	2,255,498	3.50% - 9.25%

	2012
Commitments to extend credit	$15,111,371	$36,383,833	$51,495,204	1.00% - 18.00%
Standby letters of credit	50,000	649,356	699,356	4.50% - 9.25%

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. The amount and type of collateral obtained, if deemed necessary by the Company upon extension of credit, varies and is based on management’s credit evaluation of the counterparty.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities of customers. The Company’s policy for obtaining collateral, and the nature of such collateral, is essentially the same as that involved in making commitments to extend credit. Those guarantees are primarily issued to support public and private borrowing arrangements and, generally, have terms of one year or less. The Bank holds collateral, which may include accounts receivables, inventory, property and equipment, income producing properties, supporting those commitments if deemed necessary. In the event the customer does not perform in accordance with the terms of the agreement with the third party, the Bank would be required to fund the commitment. The maximum potential amount of future payments the Bank could be required to make is represented by the contractual amount shown in the summary above. If the commitment is funded, the Bank would be entitled to seek recovery from the customer. At December 31, 2013 and 2012, no amounts have been recorded as liabilities for the Bank’s potential obligations under these guarantees.